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                                                                    EXHIBIT 23.2


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated August 14, 1998 included in Barnett Inc.'s Form 10-K for the year ended June 30, 1998 and to all references to our firm included in this Registration Statement.


/s/ Arthur Andersen LLP



Jacksonville, Florida
July 23, 1999